EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BIM Homes, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Milan Saha, Chief Executive Officer of the Company, and I, Milan Saha, Chief Financial Officer, certify to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2016	/s/ Milan Saha
Milan Saha
Chief Executive Officer
(Principal Executive Officer)

Date: November 16, 2016	/s/ Milan Saha
Milan Saha
Chief Financial Officer
(Principal Financial Officer)